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                                                                   EXHIBIT 10.71


                      PRIVATE PLACEMENT PURCHASE AGREEMENT


Brassie Golf Corporation (the "Company") and Divot Properties, WGV, Inc. ("Sub") One Tampa City Center
201 North Franklin Street, Suite 200
Tampa, Florida 33602

re: Purchase of Units

Gentlemen:

1.       Certain Representations.

         (a) The undersigned ("Subscriber") has reviewed the filings which the Company has made with the Securities Exchange Commission during the past 12 months. The Company represents and warrants to the Subscriber that all such filings are correct and accurate in all material respects and in all material respects state all facts necessary to make such filings not misleading. Subscriber has had the opportunity to discuss the Company's affairs with the Company's officers.

         (b) The Company and Sub represent and warrant that Sub is wholly owned by the Company.

2.       Sale of Units.

         (a) Each Unit consists of one secured note issued by Sub in the principal amount of $1,000 and in the form of Exhibit A (a "Note"), and 500 shares (the "shares") of common stock of the Company ("common stock").

         (b) Effective upon the Closing (as hereinafter defined), the Company (as to the shares included in the Units) and Sub (as to the Notes included in the Units) hereby sell to Subscriber, and Subscriber hereby purchases from the Company, the number of Units set forth opposite Subscriber's name below.

         (c) The purchase price of each Unit is $1,000.50, allocable $1,000 to the Note and $0.50 to the shares. The purchase price is payable on the date of the Closing by wire transfer directly to the person or entity who at the Closing sells Parcel 11 (as hereinafter defined) to the Company.

         (d) The Notes to be issued to the Purchasers will upon the Closing be secured by a first mortgage in the form of Exhibit B (the "Mortgage") and by a first and prior pledge and assignment of certain proceeds under an instrument in the form of Exhibit C (the "Assignment"), and will be guaranteed by the Company pursuant to a guaranty in the form of Exhibit D. The interest of each Purchaser in the Mortgage and the Assignment will be pro rata with the respective number of Units purchased by it.

         (e) This Agreement shall terminate and shall be of no further force or effect if the Closing has not occurred by the close of business on February 28, 1998.

         (f) The term "Purchasers" as used herein means subscribers who in the aggregate are purchasing 1,500 Units under agreements of the same tenor as this Agreement.

         (g) "Parcel 11" means the real estate which is described in the Mortgage. The "Closing" means the consummation of the currently contemplated purchase by the Company of Parcel 11.


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         (h)      Concurrently with the Closing and as a condition to the
                  obligations of Subscriber hereunder, the Company shall cause Annis, Mitchell, Cockey, Edwards & Roehn to deliver to the Subscriber an opinion of such counsel (which opinion shall be satisfactory to counsel to Subscriber) to the effect that the Note, this Agreement, the Mortgage, the Assignment and the Guaranty are valid. binding and enforceable in accordance with their respective terms, that the Mortgage and the Assignment are superior to and are not subordinate to or on a parity with any other liens or claims then in effect or which may arise thereafter, that the Mortgage and the Assignment have been duly recorded and that the security interests thereunder have been perfected by all requisite UCC and other filings, and that the shares are duly and validly issued, fully paid and non-assessable.

3.       Registration.

         (a) The Company will include the shares in the first registration statement which is hereafter filed by the Company on Form S-1 or S-3 (the "Registration Statement"). The registration shall be accompanied by blue sky clearances in such states as Subscriber may reasonably request.

         (b) The Company shall pay all expenses of the registration hereunder, other than Subscriber's underwriting discounts.

         (c) The Company shall supply to Subscriber a reasonable number of copies of all registration materials and prospectuses. The Company and Subscriber shall execute and deliver to each other indemnity agreements which are conventional in registered offerings of this type. The Subscriber shall reasonably cooperate with the Company in the preparation and filing of the Registration Statement and appropriate amendments thereto.

         (d) Subscriber may transfer a proportionate part of its registration rights to a limited number of permitted transferees of the Units or portions thereof.

4.       Securities Representations.

         (a) Subscriber represents and warrants that it is purchasing the shares solely for investment solely for its own account and not with a view to or for the resale or distribution thereof except as permitted under the Registration Statement or as otherwise permitted by law.

         (b) Subscriber understands that it may sell or otherwise transfer the Note or the shares only if such transaction is duly registered under the Securities Act of 1933, as amended, under the Registration Statement or otherwise, or if Subscriber shall have received the favorable opinion of counsel to the holder, which opinion shall be reasonably satisfactory to counsel to the Company, to the effect that such sale or other transfer may be made in the absence of registration under the Securities Act of 1933, as amended, and registration or qualification in every applicable state. The certificates representing the shares will be legended to reflect these restrictions, and stop transfer instructions will apply. Subscriber realizes that the Units are not a liquid investment.

         (c) Subscriber has not relied upon the advice of a "Purchaser Representative" (as defined in Regulation D of the Securities
                  Act) in evaluating the risks and merits of this investment. Subscriber has the knowledge and experience to evaluate the Company and the risks and merits relating thereto.

         (d) Subscriber represents and warrants that Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act of 1933, as amended, and shall be such on the date any shares are issued to the holder; Subscriber acknowledges that Subscriber is able


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                  to bear the economic risk of losing Subscriber's entire
                  investment in the Note and the shares and understands that an investment in the Company involves substantial risks; Subscriber has the power and authority to enter into this agreement, and the execution and delivery of, and performance under this agreement shall not conflict with any rule, regulation, judgment or agreement applicable to the Subscriber; and Subscriber has invested in previous transactions involving restricted securities.

5. Commission. The Company will at the Closing pay to Mueller Trading Company a 10% commission on all amounts paid by Purchasers to the Company.

6.       Legal Fee. At the Closing, the Company will pay a $10,000 fee to Oscar
         D. Folger.


7.       Miscellaneous.

         (a) This Agreement may not be changed or terminated except by written agreement. It shall be binding on the parties and on their personal representatives and permitted assigns. It sets forth all agreements of the parties. It shall be enforceable by decrees of specific performance (without posting bond or other security) as well as by other available remedies. This Agreement shall be governed by, and construed in accordance with, the laws of Florida. The federal and state courts sitting in the City of Tampa shall have exclusive jurisdiction over all matters relating to this Agreement. Trial by jury is expressly waived.

         (b)

         (c)      A

         (d)      ll notices, requests, service of process, consents, and

         (e) other communications under this Agreement shall be in writing and shall be deemed to have been delivered (i) on the date personally delivered or (ii) one day after properly sent by Federal Express, addressed to the respective parties at their address set forth in this Agreement or (iii) on the day transmitted by facsimile so long as a confirmation copy is simultaneously forwarded by Federal Express, in each case addressed to the respective parties at their address set forth in this Agreement. Either party hereto may designate a different address by providing written notice of such new address to the other party hereto as provided above.

8. Except as otherwise expressly set forth herein, each party hereto shall be responsible for its own expenses with regard to the negotiation and execution of this Agreement.

Dated:
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SUBSCRIBER:

signature:
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type or print name:
                    ---------------

Address:
         --------------------------

Fax No.

Social Security No:
                    ---------------

Number of Units:
                 ------------------

AGREED:

BRASSIE GOLF CORPORATION

BY
  ---------------------------------

DIVOT PROPERTIES, WGV, INC.

BY
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